California Software Corporation
                   2901 S. Pullman Street
                 Santa Ana, California 92705

                    Employment Agreement


      This Employment Agreement (the "Agreement"), entered into this 13th day of December, 1999, by and between California Software Corporation (the "Company"), having an office at 2901 S. Pullman Street, Santa Ana, California 92705 and Carol Conway, (the "Employee"), whose mailing address is 25032 Oxford Drive, Laguna Niguel, CA 92677.

                          RECITALS

      WHEREAS, The Employee is one of the key executives of the Company and has experience in the area of business of which the Company is involved; and

      WHEREAS, The Company wishes to employ the Employee as Vice President and the Employee wishes to provide these officer services to the Company.

      NOW, THEREFORE, in consideration of the recitals, the following representations and covenants and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree on the following terms:

1.   ENGAGEMENT AND DURATION

1.1 The Company hereby engages the services of the Employee for the position of Vice President, and the Employee hereby accepts such engagement and agrees to perform the services to the best of his ability and in accordance with terms and conditions of this Agreement.

1.2   The  Company shall employ the Employee for a  term  of
three  (3) years commencing on the date as set above.   This
initial term can be extended at the sole option of the Company.

2.   DUTIES

2.1 The Employee shall, pursuant to this Agreement, perform all duties customarily performed by an Employee with like title and position of a publicly-held corporation engaged in a business similar to the Company's business.

2.2 The Employee shall use his or her best efforts to promote the interests of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee, perform faithfully and efficiently such responsibilities.

2.3 The Employee shall perform his duties at the offices of the Company which are currently located at 2901 S. Pullman, Santa Ana, California 92705, or at such other location as shall be approved by the board of directors.

2.4 The Employee will, subject to the terms of this agreement, comply promptly and faithfully with the Company's reasonable instructions, directions, requests, rules and regulations as may be expected of a part-time Employee. The Company shall not be deemed to have waived the right to require the Employee to perform any duties hereunder by assigning the Employee to any other duties or services or by assigning another individual to perform the duties of the Employee.

2.5 The Employee's performance of personal, civil, or charitable activities or the Employee's service on any boards or committees as of the date of this Agreement or at any future time during the term of this Agreement shall not be deemed to interfere with the performance of the Employee's services and responsibilities to the Company pursuant to this Agreement.

2.6 In the event of a change of control of the Company, the Employee shall continue to serve the Company in the same capacity and have the same authority, responsibilities and status as he had as of the date immediately prior to the change of control. Following a change of control, the Employee's services shall be performed at such location as may be mutually agreed upon between the Company and the Employee. For the purposes of this Agreement, a "change of control" shall be deemed to have occurred when:

     (a) a person other than the current control person(s) of the Company becomes a control person; or
     (b) a majority of the directors elected at any annual or special meeting of the Shareholders of the Company are not individuals nominated by the Company's then-incumbent Board of Directors.

3.   REMUNERATION AND BENEFITS

3.1 Base Salary. The Employee shall be paid an annual base salary of ONE HUNDRED EIGHTY THOUSAND DOLLARS ($180,000.00) (U.S.D.) for the first year of employment under this Agreement, beginning January 1, 2000. The Employee shall be paid an annual base salary of TWO HUNDRED THIRTY THOUSAND DOLLARS ($230,000.00) (U.S.D.) for the second year of employment under this Agreement, beginning January 1, 2001. The Employee shall be paid an annual base salary of TWO HUNDRED EIGHTY THOUSAND DOLLARS ($280,000.00) (U.S.D.) for the third year of employment under this Agreement, beginning January 1, 2002.

3.2 Quarterly Bonuses. During the term of the Agreement, quarterly bonuses shall be paid to the Employee by the Company in the amount of TWENTY-FIVE THOUSAND ($25,000.00) (U.S.D) per quarter based upon a percentage of achievement of the revenue goals as set forth by the board of directors of the Company in the Company's annual projections.

3.3   Stock  Options.  At the end of the first year  of  the
term  of  this  Agreement (December 31, 2000),  the  Company shall grant to Employee options to purchase TWO HUNDRED FIFTY THOUSAND (250,000) shares of common stock of the Company, exercisable at the end of the initial term of the Agreement. At the end of the second year of the term of this Agreement (December 31, 2001), the Company shall grant to Employee options to purchase TWO HUNDRED FIFTY THOUSAND (250,000) shares of common stock of the Company, exercisable at the end of the initial term of the Agreement. At the end of the third year of the term of this Agreement (December 31, 2002), the Company shall grant to Employee
options   to  purchase  TWO  HUNDRED  FIFTY  THOUSAND
(250,000) shares of common stock of the Company, exercisable at the end of the initial term of the Agreement.

3.4 Reimbursement of Expenses. The Company shall reimburse the Employee for all reasonable expenses incurred by the Employee in the performance of his duties pursuant to this agreement upon the Employee providing the Company with receipts for such expenses. Such reimbursable expenses shall not include customary day-to-day office expenses, including but not limited to copies, faxes, and office supplies.

4.   RESTRICTIVE COVENANTS

4.1  Non-Competition

4.1.1 During the term of this Agreement, the Employee shall not:

      (a) own or have any interest directly in;

       (b) act as an officer, director, agent, Employee or consultant of; or

       (c) assist in any way or in any capacity, any person, firm, association, partnership, corporation or other entity which is,

a business that is substantially similar to and/or competes with the business then engaged in by the Company (the
"Competitive Entity").

4.1.2 The restriction set out in subparagraph 4.1.1(a) above shall not apply to the Employee's ownership of less than ten (10%) of the securities of any Competitive Entity.

4.1.3      The  Employee acknowledges that the  restrictions
contained in this section 4.1 are reasonable; however, in the event that any court should determine that any of the restrictive covenants contained in subparagraph 4.1.1 or
4.1.2 of this agreement, or any part thereof, are unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.

4.2  Delivery of Records

4.2.1 Upon the termination of the Employee's employment with the Company, the Employee will deliver to the Company all books, records, lists, brochures and other property belonging to the Company or developed in connection with the business of the Company.

4.3         Confidentiality

4.3.1 The term "Confidential Information" means any and all information concerning the business of the Company which the Employee may receive or develop as a result of his/her employment. All documents, procedures, policies, programs, reports, plans, proposals, technical information, know-how, systems and other information unique to the Company, its customers or principals, received or developed by the Employee are the property of the Company and/or such parties. The Employee shall not make any unauthorized disclosure or use of and shall use his/her best efforts to prevent publication or disclosure or use of such confidential information.

4.3.2 The Employee acknowledges that any unauthorized disclosure, reproduction or use of such Confidential Information by the Employee may result in material damages to the Company and consents to the issuance of an injunction or other equitable remedy to prohibit, prevent or enjoin unauthorized disclosure or use of Confidential Information by the Employee.

4.3.3 Except as authorized by the Company, the Employee will not:

       (a) duplicate, transfer or disclose nor allow any other person to duplicate, transfer or disclose any of the Company's Confidential Information;

  (b) use the Company's Confidential Information without the prior written consent of the Company; or

        (c) incorporate, in whole or in part, within any domestic or foreign patent application any proprietary or Confidential Information disclosed by the Company.

4.3.4 The Employee will safeguard all Confidential Information at all times so that it is not exposed to or used by unauthorized persons, and will exercise at least the same degree of care to protect the Employee's own Confidential Information.

4.3.5 The restrictive obligations set forth above shall not apply to the disclosure or use of information which:

        (a) is or later becomes publicly known under circumstances involving no breach of this agreement by the Employee;

  (b) is already known to the Employee at the time of receipt of the Confidential Information;

  (c) is lawfully made available to the Employee by a third party; or

       (d) is independently developed by and Employee of the Employee who has not been privy to the Confidential
     Information provided by the Company.

4.3.6 If the Employee contends that any such information disclosed to him by the Company is in the public domain or was in the possession of the Employee prior to such disclosure and not under an obligation of confidence, the Employee will, within ten days of receipt by the Employee of such disclosure give written notice of such contention to the Company, which written notice shall include a complete identification of the information in question and the derivation thereof, including particulars of any contract in which the Employee or any other person has made use of such concept or information. If the Employee has not within ten days of receipt by the Employee of such disclosure given such written notice to the Company, then it shall be conclusively presumed that all information communicated by the Company to the Employee concerning the development originated with the Company and constitutes secret and confidential information and know-how.

4.3.7 The Employee hereby certifies that he has not brought and will not bring with the Employee to the Company or use while performing his Employee duties for the Company any materials or documents of a former employer of the Employee which are not generally available to the public except the know-how to which the right to use has duly licensed to the Company by such former employer. The Employee understands that while employed by the Company, the employer is not to breach any obligation of confidence or duty and the Employee agrees that he will fulfill all such obligations during his employment with the Company.

4.3.8 No patent right or licenses are guaranteed by this agreement and patent rights or licenses now or developed during the term of this agreement are the property of this Company. The disclosure of Confidential Information under this agreement shall not result in any obligation for either party to grant any rights in its patent rights or confidential information, and no other obligations of any kind are assumed by or implied against either party, except for those stated in this agreement.

4.3.9 The provision of section 4.3 shall survive the termination of this agreement.

5.   TERMINATION

5.1 The Company may terminate the Employee's employment under this Agreement at any time upon the occurrence of any of the following events:

        (a) the Employee acting unlawfully, dishonestly, negligently, incompetently or in bad faith;

  (b)  the conviction of the Employee of a felony;

  (c) the breach or default of any term of this agreement by the Employee if such breach or default has not been remedied to the satisfaction of the Company, acting responsibly, within 14 days after written notice of the breach of default has been delivered by the Company to the Employee.

5.2 In the event of the termination of the Employee's employment under this agreement the Company shall pay the following amounts to the Employee within ten days of the date of termination:

       (a) in the event of the termination of employment pursuant to subsection 5.1(a), (b), (d) and (e) of this agreement, the Company shall pay to the Employee the full amount of compensation accrued pursuant to section
     3.0 of this agreement as of the date of termination;

       (b) in the event of the termination of employment due to the death of the Employee, the Company shall pay to the Employee's estate or legal representative the amount of compensation accrued pursuant to section 3 of this agreement as of the date of termination.

5.3  The Employee may terminate his obligations under this agreement:

  (a) upon the default or breach of any term of this Agreement by the Company if such breach or default has not been remedied or is not being remedied to the satisfaction of the Employee, acting reasonably, within 14 days after written notice of the breach or default has been delivered by the Employee to the Company.

5.4 In the event of the termination of the Employee's employment under this agreement pursuant to section 5.3(a) of this Agreement, the Company shall pay within ten days of termination to the Employee all compensation to be paid to the Employee under this agreement for the remainder of the term of this agreement.

5.5   The rights of the Company and the Employee under  this
section 5 are in addition to and not in derogation of any other remedies which may be available to the Company or the Employee at law or in equity.

6.   PERSONAL NATURE

6.1 This agreement is personal and is entered into based upon the singular skill, qualifications and experience of the Employee.

7.   WAIVER

7.1 No consent or waiver, express or implied, by any party to this agreement of any breach or default by the other party in the performance of its obligations under this agreement or of any of the terms, covenants or conditions of this agreement shall be deemed or construed to be a consent or waiver of any subsequent or continuing breach or default in such party's performance or in the terms, covenants and conditions of this agreement. The failure of any party to this agreement to assert any claim in a timely fashion for any of its rights or remedies under this agreement shall not be construed as a waiver of any such claim and shall not serve to modify, alter or restrict any such party's right to assert such claim at any time thereafter.

8.   NOTICES

8.1 Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement. Any notice shall be deemed to have been received if delivered, when delivered, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof. If normal mail service is interrupted by strike, slowdown, or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof.

8,2 Each party to this agreement may change its address for the purpose of this section 9.0 by giving written notice of such change in the manner provided for in section 9.1.

9.   APPLICABLE LAW

9.1 This agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the federal laws of the United applicable therein, which shall be deemed to be the proper law hereof. The parties hereto hereby submit to the jurisdiction of the courts of Clark County, Las Vegas, Nevada.

10.      SEVERABILITY

10.1 If any provision of this agreement for any reason be declared invalid, such declaration shall not effect the validity of any remaining portion of the agreement, which remaining portion shall remain in full force and effect as if this agreement had been executed with the invalid portion thereof eliminated and is hereby declared the intention of the parties that they would have executed the remaining portions of this agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

11.  ENTIRE AGREEMENT

11.1 This agreement constitutes the entire agreement between the parties hereto and there are no representations or warranties, express or implied, statutory or otherwise other than set forth in this agreement and there are no agreements collateral hereto other than as are expressly set forth or referred to herein. This agreement cannot be amended or supplement except by a written agreement executed by both parties hereto, provided that if the Company becomes listed on any U.S. stock market or quotation system, the terms of this agreement may upon mutual agreement be renegotiated.

12.  ARBITRATION

12.1 In the event of any dispute arising in the determination of the compensation to be paid pursuant to section 5 or of the Employee's salary as set out in this agreement, the matter in dispute shall be referred to the auditors of the Company for determination. If the auditors cannot agree on a determination of the matter in dispute within ten days following the referral to them, the matter in dispute shall be referred to a single arbitrator under, the Arbitration Act then in effect federally.

13.  NON-ASSIGNABILITY

13.1 This agreement shall not be assigned by either party to this agreement without the prior written consent of the other party to this agreement.

14.  BURDEN AND BENEFIT

14.1 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

15.  TIME

15.1 Time is of the essence of this agreement.

16.  COUNTERPART

16.1 This Agreement may be executed in counterpart and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set out on the first page of this agreement.


IN WITNESS WHEREOF the Subscriber has duly executed this subscription as of the date set out on the first page of this agreement.



CALIFORNIA SOFTWARE CORPORATION

/s/Bruce  Acacio,  President  and  CEO

EMPLOYEE

/s/Carol Conway, Employee



                       ACKNOWLEDGEMENT

STATE OF CALIFORNIA )
                    ) ss:
COUNTY OF ORANGE         )

      IN WITNESS BEFORE ME, a Notary Public, within and for said County and State, personally appeared Carol Conway and Bruce Acacio, proved to me on the basis of satisfactory evidence to be the persons described in and whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same.

        WITNESS,   my   signature   this   ____    day    of
__________________, 1999.






___________________________________
                                   NOTARY PUBLIC


(SEAL)